UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2021

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	MAR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 22, 2021, Marriott International, Inc. (“we”) announced the early tender results as of 5:00 p.m., New York City time, on September 21, 2021, of the previously announced cash tender offer for up to $800,000,000 aggregate principal amount of our outstanding 5.750% Series EE Notes due 2025, 3.750% Series P Notes due 2025 and 3.750% Series V Notes due 2025 (such tender offer, the “Tender Offer”). In addition, we announced that we have amended the Tender Offer by increasing the Maximum Principal Amount (as defined in the Offer to Purchase, dated as of September 8, 2021 (as amended, the “Offer to Purchase”)) from $800,000,000 to $1,000,000,000. All other terms of the Tender Offer remain unchanged. The Tender Offer is subject to the terms and conditions set forth in the Offer to Purchase. A copy of the news release announcing the early tender results and the increase in the Maximum Principal Amount, which describes the early tender results and the increase in the Maximum Principal Amount in greater detail, is hereby incorporated by reference and attached hereto as Exhibit 99.1.

The foregoing description and the other information in this Current Report on Form 8-K regarding the early tender results and the increase in the Maximum Principal Amount are included in this report solely for informational purposes. The information reported in this Item 7.01, including the material attached as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report:

99.1	Marriott International, Inc. News Release dated September 22, 2021.

104	The cover page to this Current Report on Form 8-K, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2021	MARRIOTT INTERNATIONAL, INC.

	By:	/s/ Felitia Lee
Felitia Lee
Controller and Chief Accounting Officer

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